SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 11, 2004

INSMED INCORPORATED

(Exact name of registrant as specified in its charter)

VIRGINIA	0-30739	54-1972729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4851 Lake Brook Drive, Glen Allen, Virginia 23060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (804) 565-3000

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

The following document is being furnished as an exhibit to this Current Report on Form 8-K pursuant to Item 12:

Exhibit 99.1             Press release issued by Insmed Incorporated on February 11, 2004.

Item 12.    Results of Operations and Financial Condition.

On February 11, 2004, Insmed Incorporated (“Insmed” or the “Company”) issued a press release announcing its financial position, results of operations and cash flows for the three-month and 12-month periods ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K and the press release attached hereto are being furnished by the Company pursuant to Item 12 of Form 8-K, in accordance with SEC Release Nos. 33-8176 and 34-47226, insofar as they disclose historical information regarding the Company’s financial position, results of operations and cash flows for the three-month and 12-month periods ended December 31, 2003.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSMED INCORPORATED

Date: February 11, 2004	By:	/s/ KEVIN P. TULLY

Kevin P. Tully Treasurer and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit
Exhibit 99.1	Press release issued by Insmed Incorporated on February 11, 2004.